EXHIBIT 4-281

INDENTURE

DATED AS OF AUGUST 1, 2013
_______________

DTE ELECTRIC COMPANY
formerly known as
The Detroit Edison Company
(One Energy Plaza, Detroit, Michigan 48226)

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(719 Griswold Street, Suite 930, Detroit, Michigan 48226)

AS TRUSTEE
_______________

SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
DATED AS OF OCTOBER 1, 1924

PROVIDING FOR

(A) GENERAL AND REFUNDING MORTGAGE BONDS,
2013 SERIES B

AND

(B) RECORDING AND FILING DATA
TABLE OF CONTENTS*

TABLE OF CONTENTS*

---------

*	This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

2

PARTIES.
SUPPLEMENTAL INDENTURE, dated as of the 1st day of August, in the year 2013, between DTE ELECTRIC COMPANY, formerly known as The Detroit Edison Company, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the “Company”), party of the first part, and The Bank of New York Mellon Trust Company, N.A., a trust company organized and existing under the laws of the United States, having a corporate trust agency office at 719 Griswold Street, Suite 930, Detroit, Michigan 48226, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the “Trustee”), party of the second part.

ORIGINAL INDENTURE AND SUPPLEMENTAL INDENTURES.
WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter referred to as the “Original Indenture”), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1, 1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1, 1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1, 1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15, 1957, June 1, 1959, December 1, 1966, October 1, 1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971, November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975, November 1, 1975, December 15, 1975, February 1, 1976, June 15, 1976, July 15, 1976, February 15, 1977, March 1, 1977, June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978, October 15, 1978, March 15, 1979, July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980, April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30, 1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May 15, 1985, October 15, 1985, April 1, 1986, August 15, 1986, November 30, 1986, January 31, 1987, April 1, 1987, August 15, 1987, November 30, 1987, June 15, 1989, July 15, 1989, December 1, 1989, February 15, 1990, November 1, 1990, April 1, 1991, May 1, 1991, May 15, 1991, September 1, 1991, November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992, July 15, 1992, July 31, 1992, November 30, 1992, December 15, 1992, January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26, 1993, May 31, 1993, June 30, 1993, June 30, 1993, September 15, 1993, March 1, 1994, June 15, 1994, August 15, 1994, December 1, 1994, August 1, 1995, August 1, 1999, August 15, 1999, January 1, 2000, April 15, 2000, August 1, 2000, March 15, 2001, May 1, 2001, August 15, 2001, September 15, 2001, September 17, 2002, October 15, 2002, December 1, 2002, August 1, 2003, March 15, 2004, July 1, 2004, February 1, 2005, April 1, 2005, August 1, 2005, September 15, 2005, September 30, 2005, May 15, 2006, December 1, 2006, December 1, 2007, April 1, 2008, May 1, 2008, June 1, 2008, July 1, 2008, October 1, 2008, December 1, 2008, March 15, 2009, November 1, 2009, August 1, 2010, September 1, 2010, December 1, 2010, March 1, 2011, May 15, 2011, August 1, 2011, August 15, 2011, September 1, 2011, June 20, 2012 and March 15, 2013 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the “Indenture”); and

ISSUE OF BONDS UNDER INDENTURE.
WHEREAS, the Indenture provides that said bonds shall be issuable in one or more series, and makes provision that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE ISSUED.
WHEREAS, bonds in the principal amount of Fifteen billion, six hundred thirty-eight million, fifty-seven thousand dollars ($15,638,057,000) have heretofore been issued under the indenture as follows, viz:

(1)	Bonds of Series A	#NAME!

(2)	Bonds of Series B	-- Principal Amount $23,000,000,

(3)	Bonds of Series C	-- Principal Amount $20,000,000,

(4)	Bonds of Series D	-- Principal Amount $50,000,000,

(5)	Bonds of Series E	-- Principal Amount $15,000,000,

(6)	Bonds of Series F	-- Principal Amount $49,000,000,

(7)	Bonds of Series G	-- Principal Amount $35,000,000,

(8)	Bonds of Series H	-- Principal Amount $50,000,000,

(9)	Bonds of Series I	-- Principal Amount $60,000,000,

(10)	Bonds of Series J	-- Principal Amount $35,000,000,

(11)	Bonds of Series K	-- Principal Amount $40,000,000,

(12)	Bonds of Series L	-- Principal Amount $24,000,000,

(13)	Bonds of Series M	-- Principal Amount $40,000,000,

(14)	Bonds of Series N	-- Principal Amount $40,000,000,

(15)	Bonds of Series O	-- Principal Amount $60,000,000,

(16)	Bonds of Series P	-- Principal Amount $70,000,000,

(17)	Bonds of Series Q	-- Principal Amount $40,000,000,

(18)	Bonds of Series W	-- Principal Amount $50,000,000,

(19)	Bonds of Series AA	-- Principal Amount $100,000,000,

(20)	Bonds of Series BB	-- Principal Amount $50,000,000,

(21)	Bonds of Series CC	- Principal Amount $50,000,000,

(22)	Bonds of Series UU	- Principal Amount $100,000,000,

(23-31)	Bonds of Series DDP Nos. 1-9	- Principal Amount $14,305,000,

(32-45)	Bonds of Series FFR Nos. 1-14	- Principal Amount $45,600,000,

(46-67)	Bonds of Series GGP Nos. 1-22	- Principal Amount $42,300,000,

(68)	Bonds of Series HH	- Principal Amount $50,000,000,

(69-90)	Bonds of Series IIP Nos. 1-22	- Principal Amount $3,750,000,

(91-98)	Bonds of Series JJP Nos. 1-8	- Principal Amount $6,850,000,

(99-107)	Bonds of Series KKP Nos. 1-9	- Principal Amount $34,890,000,

(108-122)	Bonds of Series LLP Nos. 1-15	- Principal Amount $8,850,000,

(123-143)	Bonds of Series NNP Nos. 1-21	- Principal Amount $47,950,000,

(144-161)	Bonds of Series OOP Nos. 1-18	- Principal Amount $18,880,000,

(162-180)	Bonds of Series QQP Nos. 1-19	- Principal Amount $13,650,000,

(181-195)	Bonds of Series TTP Nos. 1-15	- Principal Amount $3,800,000,

(196)	Bonds of 1980 Series A	- Principal Amount $50,000,000,

(197-221)	Bonds of 1980 Series CP Nos. 1-25	- Principal Amount $35,000,000,

(222-232)	Bonds of 1980 Series DP Nos. 1-11	- Principal Amount $10,750,000,

(233-248)	Bonds of 1981 Series AP Nos. 1-16	- Principal Amount $124,000,000,

(249)	Bonds of 1985 Series A	- Principal Amount $35,000,000,

(250)	Bonds of 1985 Series B	- Principal Amount $50,000,000,

(251)	Bonds of Series PP	- Principal Amount $70,000,000,

(252)	Bonds of Series RR	- Principal Amount $70,000,000,

(253)	Bonds of Series EE	- Principal Amount $50,000,000,

(254-255)	Bonds of Series MMP and MMP No. 2	- Principal Amount $5,430,000,

(256)	Bonds of Series T	- Principal Amount $75,000,000,

(257)	Bonds of Series U	- Principal Amount $75,000,000,

(258)	Bonds of 1986 Series B	- Principal Amount $100,000,000,

(259)	Bonds of 1987 Series D	- Principal Amount $250,000,000,

(260)	Bonds of 1987 Series E	- Principal Amount $150,000,000,

(261)	Bonds of 1987 Series C	- Principal Amount $225,000,000,

(262)	Bonds of Series V	- Principal Amount $100,000,000,

(263)	Bonds of Series SS	- Principal Amount $150,000,000,

(264)	Bonds of 1980 Series B	- Principal Amount $100,000,000,

(265)	Bonds of 1986 Series C	- Principal Amount $200,000,000,

(266)	Bonds of 1986 Series A	- Principal Amount $200,000,000,

(267)	Bonds of 1987 Series B	- Principal Amount $175,000,000,

(268)	Bonds of Series X	- Principal Amount $100,000,000,

(269)	Bonds of 1987 Series F	- Principal Amount $200,000,000,

(270)	Bonds of 1987 Series A	- Principal Amount $300,000,000,

(271)	Bonds of Series Y	- Principal Amount $60,000,000,

(272)	Bonds of Series Z	- Principal Amount $100,000,000,

(273)	Bonds of 1989 Series A	- Principal Amount $300,000,000,

(274)	Bonds of 1984 Series AP	- Principal Amount $2,400,000,

(275)	Bonds of 1984 Series BP	- Principal Amount $7,750,000,

(276)	Bonds of Series R	- Principal Amount $100,000,000,

(277)	Bonds of Series S	- Principal Amount $150,000,000,

(278)	Bonds of 1993 Series D	- Principal Amount $100,000,000,

(279)	Bonds of 1992 Series E	- Principal Amount $50,000,000,

(280)	Bonds of 1993 Series B	- Principal Amount $50,000,000,

(281)	Bonds of 1989 Series BP	- Principal Amount $66,565,000,

(282)	Bonds of 1990 Series A	- Principal Amount $194,649,000,

(283)	Bonds of 1990 Series D	- Principal Amount $0,

(284)	Bonds of 1993 Series G	- Principal Amount $225,000,000,

(285)	Bonds of 1993 Series K	- Principal Amount $160,000,000,

(286)	Bonds of 1991 Series EP	- Principal Amount $41,480,000,

(287)	Bonds of 1993 Series H	- Principal Amount $50,000,000,

(288)	Bonds of 1999 Series D	- Principal Amount $40,000,000,

(289)	Bonds of 1991 Series FP	- Principal Amount $98,375,000,

(290)	Bonds of 1992 Series BP	- Principal Amount $20,975,000,

(291)	Bonds of 1992 Series D	- Principal Amount $300,000,000,

(292)	Bonds of 1992 Series CP	- Principal Amount $35,000,000,

(293)	Bonds of 1993 Series C	- Principal Amount $225,000,000,

(294)	Bonds of 1993 Series E	- Principal Amount $400,000,000,

(295)	Bonds of 1993 Series J	- Principal Amount $300,000,000,

(296-301)	Bonds of Series KKP Nos. 10-15	- Principal Amount $179,590,000,

(302)	Bonds of 1989 Series BP No. 2	- Principal Amount $36,000,000,

(303)	Bonds of 1993 Series FP	- Principal Amount $5,685,000,

(304)	Bonds of 1993 Series IP	- Principal Amount $5,825,000,

(305)	Bonds of 1994 Series AP	- Principal Amount $7,535,000,

(306)	Bonds of 1994 Series BP	- Principal Amount $12,935,000,

(307)	Bonds of 1994 Series DP	- Principal Amount $23,700,000,

(308)	Bonds of 1994 Series C	- Principal Amount $200,000,000,

(309)	Bonds of 2000 Series A	- Principal Amount $220,000,000,

(310)	Bonds of 2005 Series A	- Principal Amount $200,000,000,

(311)	Bonds of 1995 Series AP	- Principal Amount $97,000,000,

(312)	Bonds of 1995 Series BP	- Principal Amount $22,175,000,

(313)	Bonds of 2001 Series D	- Principal Amount $200,000,000,

(314)	Bonds of 2005 Series B	- Principal Amount $200,000,000,

(315)	Bonds of 2006 Series CT	- Principal Amount $68,500,000,

(316)	Bonds of 2005 Series DT	- Principal Amount $119,175,000,

(317)	Bonds of 1991 Series AP	- Principal Amount $32,375,000,

(318)	Bonds of 2008 Series DT	- Principal Amount $68,500,000,

(319)	Bonds of 1993 Series AP	- Principal Amount $65,000,000,

(320)	Bonds of 2001 Series E	- Principal Amount $500,000,000,

(321)	Bonds of 2001 Series AP	- Principal Amount $31,000,000,

(322)	Bonds of 1991 Series BP	- Principal Amount $25,910,000,

(323)	Bonds of 2001 Series BP	- Principal Amount $82,350,000,

(324)	Bonds of 1999 Series AP	- Principal Amount $118,360,000,

(325)	Bonds of 1999 Series CP	- Principal Amount $66,565,000,

(326)	Bonds of 1999 Series BP	- Principal Amount $39,745,000,

(327)	Bonds of 2001 Series CP	- Principal Amount $139,855,000,

(328)	Bonds of 2000 Series B	- Principal Amount $50,745,000,

(329)	Bonds of 2002 Series A	- Principal Amount $225,000,000,

(330)	Bonds of 2002 Series C	- Principal Amount $64,300,000,

(331)	Bonds of 2002 Series D	- Principal Amount $55,975,000, and

(332)	Bonds of 2009 Series CT	- Principal Amount $65,000,000,

all of which have either been retired and cancelled, or no longer represent obligations of the Company, having matured or having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

(333)
Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which Two hundred twenty-eight million three hundred eighty-four thousand dollars ($228,384,000) principal amount have heretofore been retired;

(334)
Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Eighty-two million fifty-six thousand dollars ($82,056,000) principal amount have heretofore been retired;

(335)	INTENTIONALLY RESERVED FOR 1990 SERIES E;

(336)	INTENTIONALLY RESERVED FOR 1990 SERIES F;

(337)	Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;
(338)	Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

(339)	Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

(340)	Bonds of 2002 Series B in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

(341)	Bonds of 2003 Series A in the principal amount of Forty-nine million dollars ($49,000,000), all of which are outstanding at the date hereof;

(342)	Bonds of 2004 Series A in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

(343)	Bonds of 2004 Series B in the principal amount of Thirty-one million nine hundred eighty thousand dollars ($31,980,000), all of which are outstanding at the date hereof;

(344)	Bonds of 2004 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(345)	Bonds of 2005 Series AR in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(346)	Bonds of 2005 Series BR in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(347)	Bonds of 2005 Series C in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

(348)	Bonds of 2005 Series E in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

(349)	Bonds of 2006 Series A in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

(350)	Bonds of 2007 Series A in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

(351)	Bonds of 2008 Series ET in the principal amount of One hundred nineteen million one hundred seventy-five thousand dollars ($119,175,000), all of which are outstanding at the date hereof;

(352)	Bonds of 2008 Series G in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

(353)	Bonds of 2008 Series KT in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

(354)	Bonds of 2008 Series J in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

(355)	Bonds of 2008 Series LT in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

(356)	Bonds of 2009 Series BT in the principal amount of Sixty-eight million five hundred thousand dollars ($68,500,000), all of which are outstanding at the date hereof;

(357)	Bonds of 2010 Series B in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

(358)	Bonds of 2010 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

(359)	Bonds of 2010 Series CT in the principal amount of Nineteen million eight hundred fifty-five thousand dollars ($19,855,000), all of which are outstanding at the date hereof;

(360)	Bonds of 2011 Series AT in the principal amount of Thirty-one million dollars ($31,000,000), all of which are outstanding at the date hereof;

(361)	Bonds of 2011 Series B in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

(362)	Bonds of 2011 Series GT in the principal amount of Eight-two million three hundred fifty thousand dollars ($82,350,000), all of which are outstanding at the date hereof;

(363)	Bonds of 2011 Series D in the principal amount of One hundred two million dollars ($102,000,000), all of which are outstanding at the date hereof;

(364)	Bonds of 2011 Series E in the principal amount of Seventy-seven million dollars ($77,000,000), all of which are outstanding at the date hereof;

(365)	Bonds of 2011 Series F in the principal amount of Forty-six million dollars ($46,000,000), all of which are outstanding at the date hereof;

(366)	Bonds of 2011 Series H in the principal amount of One hundred forty million dollars ($140,000,000), all of which are outstanding at the date hereof;

(367)	Bonds of 2012 Series A in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof; and

(368)	Bonds of 2012 Series B in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

(369)	Bonds of 2013 Series A in the principal amount of Three hundred seventy-five million dollars ($375,000,000), all of which are outstanding at the date hereof;

accordingly, the Company has issued and has presently outstanding Four billion, eight hundred three million, six hundred two thousand dollars ($4,803,602,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the “Bonds”) at the date hereof.

REASON FOR CREATION OF NEW SERIES.	WHEREAS, the Company desires to issue a new series of bonds pursuant to the Indenture; and

BONDS TO BE 2013 SERIES B.
WHEREAS, the Company desires by this Supplemental Indenture to create a new series of bonds, to be designated “General and Refunding Mortgage Bonds, 2013 Series B,” in the aggregate principal amount of Four hundred million dollars ($400,000,000), to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and

FURTHER ASSURANCE.
WHEREAS, the Original Indenture, by its terms, includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF SUPPLEMENTAL INDENTURE.
WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR SUPPLEMENTAL INDENTURE.
NOW, THEREFORE, THIS INDENTURE WITNESSETH: That DTE Electric Company, in consideration of the premises and of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

PART I. CREATION OF THREE HUNDRED SEVENTIETH SERIES OF BONDS, GENERAL AND REFUNDING MORTGAGE BONDS, 2013 SERIES B
TERMS OF BONDS OF 2013 SERIES B.
SECTION 1. The Company hereby creates the three hundred seventieth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title “General and Refunding Mortgage Bonds, 2013 Series B” (elsewhere herein referred to as the “bonds of 2013 Series B”). The aggregate principal amount of bonds of 2013 Series B shall be limited to Four hundred million dollars ($400,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds, and except further that the Company may, without the consent of any holder of the bonds of 2013 Series B, “reopen” the bonds of 2013 Series B, so long as any additional bonds of 2013 Series B have the same tenor and terms as the bonds of 2013 Series B established hereby.

The bonds of 2013 Series B shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2013 Series B shall be issued in the aggregate principal amount of $400,000,000, shall mature on March 15, 2024 (subject to earlier redemption or release) and shall bear interest, payable semi-annually on March 15 and September 15 of each year (commencing March 15, 2014), at the rate of three and sixty-five hundredths percent (3.65%) per annum until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. The bonds of 2013 Series B will be issued in book-entry form through the facilities of The Depository Trust Company. Except as otherwise specifically provided in this Supplemental Indenture, the bonds of 2013 Series B shall be payable, as to principal, premium, if any, and interest, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

Except as provided herein, each bond of 2013 Series B shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 15 or September 15 next preceding the date to which interest has been paid on bonds of 2013 Series B, unless the bond is authenticated on a date prior to March 15, 2014 in which case interest shall be payable from August 27, 2013.

The bonds of 2013 Series B in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered R-1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2013 Series B). Until bonds of 2013 Series B in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2013 Series B in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2013 Series B if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2013 Series B, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

Interest on any bond of 2013 Series B that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not such day is a business day) immediately preceding the applicable interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2013 Series B, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2013 Series B issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2013 Series B issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2013 Series B not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Bonds of 2013 Series B, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto.

If any interest payment date, date of redemption or the stated maturity for the bonds of 2013 Series B would otherwise be a day that is not a business day, payment of principal and/or interest or premium, if any, with respect to the bonds of 2013 Series B will be paid on the next succeeding business day with the same force and effect as if made on such date and no interest on such payment will accrue from and after such date.

“Business day” means any day other than a day on which banking institutions in The State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.

REDEMPTION OF BONDS OF 2013 SERIES B.	SECTION 2. Bonds of 2013 Series B will be redeemable at the option of the Company, in whole at any time or in part from time to time at the redemption prices set forth below.

At any time prior to December 15, 2023, the optional redemption price will be equal to the greater of (i) 100% of the principal amount of the bonds of 2013 Series B to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest of the bonds of 2013 Series B to be redeemed (not including any portion of any payments of interest accrued to the redemption date) until stated maturity, in each case discounted from their respective scheduled payment dates to such redemption date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate (as defined below) plus 15 basis points, as determined by the Reference Treasury Dealer (as defined below), plus, in each case, accrued and unpaid interest thereon to the redemption date.

At any time on or after December 15, 2023, the optional redemption price will be equal to 100% of the principal amount of the bonds of 2013 Series B to be redeemed plus accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on the bonds of 2013 Series B that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date.

“Adjusted Treasury Rate” means, with respect to any optional redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue (as defined below), calculated on the third Business Day preceding such redemption date assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the bonds of 2013 Series B that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of 2013 Series B.

“Comparable Treasury Price” means, with respect to any optional redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Reference Treasury Dealer” means (i) each of BNP Paribas Securities Corp., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Scotia Capital (USA) Inc. (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), we will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer(s) selected by the mortgage trustee after consultation with us.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any optional redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

The bonds of 2013 Series B shall be redeemable as aforesaid upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than sixty (60) days, prior to the date fixed for redemption to the registered holders of bonds of 2013 Series B so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 2013 Series B designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 2013 Series B (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 2013 Series B (or such portion) designated for redemption has been duly provided for. Bonds of 2013 Series B redeemed in part only shall be in amounts of $1,000 or any multiple thereof.

If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the Trustee in trust funds (which shall have become available for payment to the holders of the bonds of 2013 Series B so to be redeemed) sufficient to redeem bonds of 2013 Series B in whole or in part, on the date fixed for redemption, then all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of 2013 Series B (or portions thereof) shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

The bonds of 2013 Series B shall not be entitled to or subject to any sinking fund and shall not be redeemable other than as provided in Section 2 hereof.

EXCHANGE AND TRANSFER.
SECTION 3. At the option of the registered holder, any bonds of 2013 Series B, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 2013 Series B upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2013 Series B during any period of ten (10) days next preceding any redemption date for such bonds.

Bonds of 2013 Series B, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto.

FORM OF BONDS OF 2013 SERIES B.	SECTION 4. The bonds of 2013 Series B and the form of Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

DTE ELECTRIC COMPANY GENERAL AND REFUNDING MORTGAGE BOND 2013 SERIES B

[This bond is a global security within the meaning of the indenture hereinafter referred to and is registered in the name of a depository or a nominee of a depository. Unless and until it is exchanged in whole or in part for bonds in certificated form, this bond may not be transferred except as a whole by the Depository Trust Company (“DTC”) to a nominee of DTC or by DTC or any such nominee to a successor of DTC or any such nominee to a successor of DTC or a nominee of such successor. Unless this bond is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any bond issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC) any transfer, pledge or other use hereof for value or otherwise by a person is wrongful, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

CUSIP
$______________ No. R-___

DTE ELECTRIC COMPANY (hereinafter called the “Company”), a corporation of the State of Michigan, for value received, hereby promises to pay to [Cede & Co.], or registered assigns, at the Company's office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of ________________________Dollars ($___________) in lawful money of the United States of America on March 15, 2024 (subject to earlier redemption or release) and interest thereon at the rate of 3.65% per annum, in like lawful money, from August 27, 2013 and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on March 15 and September 15 of each year (commencing March 15, 2014), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued.

This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2013 Series B, limited to an aggregate principal amount of $400,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an

This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2013 Series B, limited to an aggregate principal amount of $400,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an

Indenture, dated as of October 1, 1924, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of August 1, 2013) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of August 1, 2013, are hereinafter collectively called the “Indenture”). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

This bond is not subject to repayment at the option of the holder hereof. Except as provided below, this bond is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

This bond will be redeemable at the option of the Company, in whole at any time or in part from time to time at the redemption prices set forth below. At any time prior to December 15, 2023, the optional redemption price will be equal to the greater of (i) 100% of the principal amount of this bond to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest of this bond to be redeemed (not including any portion of any payments of interest accrued to the optional redemption date) until stated maturity, in each case discounted from their respective scheduled payment dates to such redemption date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate (as defined below) plus 15 basis points, as determined by the Reference Treasury Dealer (as defined below), plus, in each case, accrued and unpaid interest thereon to the redemption date. At any time on or after December 15, 2023, the optional redemption price will be equal to 100% of the principal amount of this bond to be redeemed plus accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on this bond that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date.

“Adjusted Treasury Rate” means, with respect to any optional redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such redemption date assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of this bond that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this bond.

“Comparable Treasury Price” means, with respect to any optional redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Reference Treasury Dealer” means (i) each of BNP Paribas Securities Corp., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Scotia Capital (USA) Inc. (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), we will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer(s) selected by the mortgage trustee after consultation with us.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any optional redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the optional redemption date to the holder hereof at its registered address. If notice has been provided in accordance with the Indenture and funds for the redemption of this bond called for redemption have been made available on the redemption date, this bond will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the holder hereof will be to receive payment of the redemption price.

Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2013 Series B (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The bonds of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Security is exchangeable for bonds in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, bonds of this series are exchangeable for a like aggregate principal amount of bonds of this series of a different authorized denomination, as requested by the registered holder surrendering the same.

This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose until The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, DTE ELECTRIC COMPANY has caused this instrument to be executed by an authorized officer, with his or her manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

Dated: _____________ DTE ELECTRIC COMPANY

By:_________________________________ Name: Title:

[Corporate Seal]

Attest: By:____________________________ Name: Title:

[FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S CERTIFICATE.	This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:_________________________________ Authorized Representative

PART III.

RECORDING AND FILING DATA

RECORDING AND FILING OF ORIGINAL INDENTURE.	The Original Indenture and indentures supplemental thereto have been recorded and/or filed and Certificates of Provision for Payment have been recorded as hereinafter set forth.

The Original Indenture has been recorded as a real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Mason County, Michigan as set forth in the Supplemental Indenture dated as of June 15, 1971, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been recorded as a real estate mortgage in the office of the Register of Deeds of Gratiot County, Michigan on June 18, 2012 at Liber 923 Page 772, has been recorded as a real estate mortgage in the office of the Register of Deeds of Midland County, Michigan on June 18, 2012 at Liber 1555 Page 504, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

has been recorded as a real estate mortgage in the office of the Register of Deeds of Midland County, Michigan on June 18, 2012 at Liber 1555 Page 504, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND FILING OF SUPPLEMENTAL INDENTURES.
Pursuant to the terms and provisions of the Original Indenture, indentures supplemental thereto heretofore entered into have been Recorded as a real estate mortgage and/or filed as a chattel mortgage or as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission or the Surface Transportation Board, as set forth in supplemental indentures as follows:

SUPPLEMENTAL INDENTURE DATED AS OF	PURPOSE OF SUPPLEMENTAL INDENTURE	RECORDED AND/OR FILED AS SET FORTH IN SUPPLEMENTAL INDENTURE DATED AS OF
June 1, 1925(a)(b)	Series B Bonds	February 1, 1940
August 1, 1927(a)(b)	Series C Bonds	February 1, 1940
February 1, 1931(a)(b)	Series D Bonds	February 1, 1940
June 1, 1931(a)(b)	Subject Properties	February 1, 1940
October 1, 1932(a)(b)	Series E Bonds	February 1, 1940
September 25, 1935(a)(b)	Series F Bonds	February 1, 1940
September 1, 1936(a)(b)	Series G Bonds	February 1, 1940
November 1, 1936(a)(b)	Subject Properties	February 1, 1940
February 1, 1940(a)(b)	Subject Properties	September 1, 1947
December 1, 1940(a)(b)	Series H Bonds and Additional Provisions	September 1, 1947
September 1, 1947(a)(b)(c)	Series I Bonds, Subject Properties and Additional Provisions	November 15, 1951
March 1, 1950(a)(b)(c)	Series J Bonds and Additional Provisions	November 15, 1951
November 15, 1951(a)(b)(c)	Series K Bonds, Additional Provisions and Subject Properties	January 15, 1953
January 15, 1953(a)(b)	Series L Bonds	May 1, 1953
May 1, 1953(a)	Series M Bonds and Subject Properties	March 15, 1954
March 15, 1954(a)(c)	Series N Bonds and Subject Properties	May 15, 1955
May 15, 1955(a)(c)	Series O Bonds and Subject Properties	August 15, 1957
August 15, 1957(a)(c)	Series P Bonds, Additional Provisions and Subject Properties	June 1, 1959
June 1, 1959(a)(c)	Series Q Bonds and Subject Properties	December 1, 1966
December 1, 1966(a)(c)	Series R Bonds, Additional Provisions and Subject Properties	October 1, 1968
October 1, 1968(a)(c)	Series S Bonds and Subject Properties	December 1, 1969
December 1, 1969(a)(c)	Series T Bonds and Subject Properties	July 1, 1970

SUPPLEMENTAL INDENTURE DATED AS OF	PURPOSE OF SUPPLEMENTAL INDENTURE	RECORDED AND/OR FILED AS SET FORTH IN SUPPLEMENTAL INDENTURE DATED AS OF

July 1, 1970(c)	Series U Bonds and Subject Properties	December 15, 1970
December 15, 1970(c)	Series V Bonds and Series W Bonds	June 15, 1971
June 15, 1971(c)	Series X Bonds and Subject Properties	November 15, 1971
November 15, 1971(c)	Series Y Bonds and Subject Properties	January 15, 1973
January 15, 1973(c)	Series Z Bonds and Subject Properties	May 1, 1974
May 1, 1974	Series AA Bonds and Subject Properties	October 1, 1974
October 1, 1974	Series BB Bonds and Subject Properties	January 15, 1975
January 15, 1975	Series CC Bonds and Subject Properties	November 1, 1975
November 1, 1975	Series DDP Nos. 1-9 Bonds and Subject Properties	December 15, 1975
December 15, 1975	Series EE Bonds and Subject Properties	February 1, 1976
February 1, 1976	Series FFR Nos. 1-13 Bonds	June 15, 1976
June 15, 1976	Series GGP Nos. 1-7 Bonds and Subject Properties	July 15, 1976
July 15, 1976	Series HH Bonds and Subject Properties	February 15, 1977
February 15, 1977	Series MMP Bonds and Subject Properties	March 1, 1977
March 1, 1977	Series IIP Nos. 1-7 Bonds, Series JJP Nos. 1-7 Bonds, Series KKP Nos. 1-7 Bonds and Series LLP Nos. 1-7 Bonds	June 15, 1977
June 15, 1977	Series FFR No. 14 Bonds and Subject Properties	July 1, 1977
July 1, 1977	Series NNP Nos. 1-7 Bonds and Subject Properties	October 1, 1977
October 1, 1977	Series GGP Nos. 8-22 Bonds and Series OOP Nos. 1-17 Bonds and Subject Properties	June 1, 1978
June 1, 1978	Series PP Bonds, Series QQP Nos. 1-9 Bonds and Subject Properties	October 15, 1978
October 15, 1978	Series RR Bonds and Subject Properties	March 15, 1979
March 15, 1979	Series SS Bonds and Subject Properties	July 1, 1979

SUPPLEMENTAL INDENTURE DATED AS OF	PURPOSE OF SUPPLEMENTAL INDENTURE	RECORDED AND/OR FILED AS SET FORTH IN SUPPLEMENTAL INDENTURE DATED AS OF
July 1, 1979	Series IIP Nos. 8-22 Bonds, Series NNP Nos. 8-21 Bonds and Series TTP Nos. 1-15 Bonds and Subject Properties	September 1, 1979
September 1, 1979	Series JJP No. 8 Bonds, Series KKP No. 8 Bonds, Series LLP Nos. 8-15 Bonds, Series MMP No. 2 Bonds and Series OOP No. 18 Bonds and Subject Properties	September 15, 1979
September 15, 1979	Series UU Bonds	January 1, 1980
January 1, 1980	1980 Series A Bonds and Subject Properties	April 1, 1980
April 1, 1980	1980 Series B Bonds	August 15, 1980
August 15, 1980	Series QQP Nos. 10-19 Bonds, 1980 Series CP Nos. 1-12 Bonds and 1980 Series DP No. 1-11 Bonds and Subject Properties	August 1, 1981
August 1, 1981	1980 Series CP Nos. 13-25 Bonds and Subject Properties	November 1, 1981
November 1, 1981	1981 Series AP Nos. 1-12 Bonds	June 30, 1982
June 30, 1982	Article XIV Reconfirmation	August 15, 1982
August 15, 1982	1981 Series AP Nos. 13-14 Bonds and Subject Properties	June 1, 1983
June 1, 1983	1981 Series AP Nos. 15-16 Bonds and Subject Properties	October 1, 1984
October 1, 1984	1984 Series AP Bonds and 1984 Series BP Bonds and Subject Properties	May 1, 1985
May 1, 1985	1985 Series A Bonds	May 15, 1985
May 15, 1985	1985 Series B Bonds and Subject Properties	October 15, 1985
October 15, 1985	Series KKP No. 9 Bonds and Subject Properties	April 1, 1986
April 1, 1986	1986 Series A Bonds and Subject Properties	August 15, 1986
August 15, 1986	1986 Series B Bonds and Subject Properties	November 30, 1986
November 30, 1986	1986 Series C Bonds	January 31, 1987
January 31, 1987	1987 Series A Bonds	April 1, 1987
April 1, 1987	1987 Series B Bonds and 1987 Series C Bonds	August 15, 1987
August 15, 1987	1987 Series D Bonds, 1987 Series E Bonds and Subject Properties	November 30, 1987
November 30, 1987	1987 Series F Bonds	June 15, 1989
June 15, 1989	1989 Series A Bonds	July 15, 1989
July 15, 1989	Series KKP No. 10 Bonds	December 1, 1989
December 1, 1989	Series KKP No. 11 Bonds and 1989 Series BP Bonds	February 15, 1990

SUPPLEMENTAL INDENTURE DATED AS OF	PURPOSE OF SUPPLEMENTAL INDENTURE	RECORDED AND/OR FILED AS SET FORTH IN SUPPLEMENTAL INDENTURE DATED AS OF

February 15, 1990	1990 Series A Bonds, 1990 Series B Bonds, 1990 Series C Bonds, 1990 Series D Bonds, 1990 Series E Bonds and 1990 Series F Bonds	November 1, 1990
November 1, 1990	Series KKP No. 12 Bonds	April 1, 1991
April 1, 1991	1991 Series AP Bonds	May 1, 1991
May 1, 1991	1991 Series BP Bonds and 1991 Series CP Bonds	May 15, 1991
May 15, 1991	1991 Series DP Bonds	September 1, 1991
September 1, 1991	1991 Series EP Bonds	November 1, 1991
November 1, 1991	1991 Series FP Bonds	January 15, 1992
January 15, 1992	1992 Series BP Bonds	February 29, 1992 and April 15, 1992
February 29, 1992	1992 Series AP Bonds	April 15, 1992
April 15, 1992	Series KKP No. 13 Bonds	July 15, 1992
July 15, 1992	1992 Series CP Bonds	November 30, 1992
July 31, 1992	1992 Series D Bonds	November 30, 1992
November 30, 1992	1992 Series E Bonds and 1993 Series B Bonds	March 15, 1993
December 15, 1992	Series KKP No. 14 Bonds and 1989 Series BP No. 2 Bonds	March 15, 1993
January 1, 1993	1993 Series C Bonds	April 1, 1993
March 1, 1993	1993 Series E Bonds	June 30, 1993
March 15, 1993	1993 Series D Bonds	September 15, 1993
April 1, 1993	1993 Series FP Bonds and 1993 Series IP Bonds	September 15, 1993
April 26, 1993	1993 Series G Bonds and Amendment of Article II, Section 5	September 15, 1993
May 31, 1993	1993 Series J Bonds	September 15, 1993
June 30, 1993	1993 Series AP Bonds	(d)
June 30, 1993	1993 Series H Bonds	(d)
September 15, 1993	1993 Series K Bonds	March 1, 1994
March 1, 1994	1994 Series AP Bonds	June 15, 1994
June 15, 1994	1994 Series BP Bonds	December 1, 1994
August 15, 1994	1994 Series C Bonds	December 1, 1994
December 1, 1994	Series KKP No. 15 Bonds and 1994 Series DP Bonds	August 1, 1995
August 1, 1995	1995 Series AP Bonds and 1995 Series BP Bonds	August 1, 1999
August 1, 1999	1999 Series AP Bonds, 1999 Series BP Bonds and 1999 Series CP Bonds	(d)
August 15, 1999	1999 Series D Bonds	(d)
January 1, 2000	2000 Series A Bonds	(d)
April 15, 2000	Appointment of Successor Trustee	(d)
August 1, 2000	2000 Series BP Bonds	(d)

SUPPLEMENTAL INDENTURE DATED AS OF	PURPOSE OF SUPPLEMENTAL INDENTURE	RECORDED AND/OR FILED AS SET FORTH IN SUPPLEMENTAL INDENTURE DATED AS OF

March 15, 2001	2001 Series AP Bonds	(d)
May 1, 2001	2001 Series BP Bonds	(d)
August 15, 2001	2001 Series CP Bonds	(d)
September 15, 2001	2001 Series D Bonds and 2001 Series E Bonds	(d)
September 17, 2002	Amendment of Article XIII, Section 3 and Appointment of Successor Trustee	(d)
October 15, 2002	2002 Series A Bonds and 2002 Series B Bonds	(d)
December 1, 2002	2002 Series C Bonds and 2002 Series D Bonds	(d)
August 1, 2003	2003 Series A Bonds	(d)
March 15, 2004	2004 Series A Bonds and 2004 Series B Bonds	(d)
July 1, 2004	2004 Series D Bonds	(d)
February 1, 2005	2005 Series A Bonds and 2005 Series B Bonds	May 15, 2006
April 1, 2005	2005 Series AR Bonds and 2005 Series BR Bonds	May 15, 2006
August 1, 2005	2005 Series DT Bonds	May 15, 2006
September 15, 2005	2005 Series C Bonds	May 15, 2006
September 30, 2005	2005 Series E Bonds	May 15, 2006
May 15, 2006	2006 Series A Bonds	December 1, 2006
December 1, 2006	2006 Series CT Bonds	December 1, 2007
December 1, 2007	2007 Series A Bonds	April 1, 2008
April 1, 2008	2008 Series DT Bonds	May 1, 2008
May 1, 2008	2008 Series ET Bonds	July 1, 2008
June 1, 2008	2008 Series G Bonds	October 1, 2008
July 1, 2008	2008 Series KT Bonds	October 1, 2008
October 1, 2008	2008 Series J Bonds	December 1, 2008
December 1, 2008	2008 Series LT Bonds	March 15, 2009
March 15, 2009	2009 Series BT Bonds	November 1, 2009
November 1, 2009	2009 Series CT Bonds	August 1, 2010
August 1, 2010	2010 Series B Bonds	December 1, 2010
September 1, 2010	2010 Series A Bonds	December 1, 2010
December 1, 2010	2010 Series CT Bonds	March 1, 2011
March 1, 2011	2011 Series AT Bonds	May 15, 2011
May 15, 2011	2011 Series B Bonds	August 1, 2011
August 1, 2011	2011 Series GT Bonds	June 20, 2012
August 15, 2012	2011 Series D, 2011 Series E and 2011 Series F Bonds	June 20, 2012
September 1, 2012	2011 Series H Bonds	June 20, 2012
June 20, 2012	2012 Series A and B Bonds	March 15, 2013

(a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

(b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.
(c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.
(d) Recording and filing information for this Supplemental Indenture has not been set forth in a subsequent Supplemental Indenture.

RECORDING AND FILING OF SUPPLEMENTAL INDENTURE DATED AS OF MARCH 15, 2013.
Further, pursuant to the terms and provisions of the Original Indenture, a Supplemental Indenture dated as of March 15, 2013 providing for the terms of bonds to be issued thereunder of 2013 Series A has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on March 29, 2013 (Filing No. 2013044537-8), has been filed and recorded in the Office of the Surface Transportation Board on March 29, 2013 (Recordation No. 5485-HHHHHH), and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

County	Recorded	Liber/ Instrument no.	Page
Genesee	4/4/2013	2013304040047956	NA
Gratiot	3/29/2013	938	473
Huron	4/1/2013	1441	625
Ingham	4/18/2013	2013-020713	NA
Lapeer	3/29/2013	2632	906
Lenawee	3/29/2013	2465	130
Livingston	3/29/2013	2013R-012310	NA
Macomb	5/21/2013	22119	806
Mason	3/29/2013	2013R02137	NA
Midland	4/1/2013	01565	77
Monroe	3/29/2013	2013R09003	NA
Oakland	4/18/2013	45681	476
St. Clair	3/29/2013	4376	1
Sanilac	4/1/2013	1199	454
Tuscola	4/1/2013	1275	850
Washtenaw	3/29/2013	4968	325
Wayne	4/1/2013	50690	1,300

RECORDING OF CERTIFICATES OF PROVISION FOR PAYMENT.
Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

PART IV.

THE TRUSTEE.

TERMS AND CONDITIONS OF ACCEPTANCE OF TRUST BY TRUSTEE.
The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture, as amended to date and as supplemented by this Supplemental Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

PART V.

MISCELLANEOUS.

CONFIRMATION OF SECTION 318(c) OF TRUST INDENTURE ACT.
Except to the extent specifically provided therein, no provision of this Supplemental Indenture or any future supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN COUNTERPARTS.
THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

TESTIMONIUM.
IN WITNESS WHEREOF, DTE ELECTRIC COMPANY AND THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

EXECUTION BY                DTE ELECTRIC COMPANY
COMPANY.

By: /s/Donald J. Goshorn

(Corporate Seal)	Name: Donald J. Goshorn
Title:    Assistant Treasurer

Attest:

By: /s/Lisa A. Muschong
Name:    Lisa A. Muschong
Title:     Corporate Secretary

Signed, sealed and delivered by
DTE ELECTRIC COMPANY
in the presence of:

/s/W. Scott Bennett
Name: W. Scott Bennett

/s/Dana Pierre-Louis
Name: Dana Pierre-Louis

STATE OF MICHIGAN    )
) SS
COUNTY OF WAYNE    )

ACKNOWLEDG-MENT OF EXECUTION BY COMPANY.
On this 20th day of August, 2013, before me, the subscriber, a Notary Public within and for the County of Wayne, in the State of Michigan, acting in the County of Wayne, personally appeared Donald J. Goshorn, to me personally known, who, being by me duly sworn, did say that he does business at One Energy Plaza, Detroit, Michigan 48226 and is the Assistant Treasurer of DTE ELECTRIC COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said Donald J. Goshorn acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)	/s/Jennifer Evans Jennifer Evans Notary Public, Wayne County, MI Acting in Wayne My Commission Expires: December 28, 2016

EXECUTION BY	THE BANK OF NEW YORK MELLON TRUST
TRUSTEE.                    COMPANY, N.A.

By: /s/Nicholas J. McArthur
(Corporate Seal)                    Name: Nicholas J. McArthur
Title:     Authorized Officer

Attest:

By: /s/Kellee Przytulski
Name:    Kellee Przytulski
Title:    Authorized Officer

Signed, sealed and delivered by
THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
in the presence of

/s/Dana Pierre-Louis
Name: Dana Pierre-Louis

/s/Kathleen Hier
Name: Kathleen Hier

STATE OF MICHIGAN    )
) SS
COUNTY OF WAYNE    )

ACKNOWLEDG-MENT OF EXECUTION BY TRUSTEE.
On this 26th day of August, 2013, before me, the subscriber, a Notary Public within and for the County of Wayne, in the State of Michigan, acting in the County of Wayne, personally appeared Nicholas J. McArthur, to me personally known, who, being by me duly sworn, did say that his business office is located at 719 Griswold Street, Suite 930, Detroit, Michigan 48226, and he is an Authorized Officer of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said Nicholas J. McArthur acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)	/s/Jennifer Evans Jennifer Evans Notary Public, Wayne County, MI Acting in Wayne My Commission Expires: December 28, 2016

STATE OF MICHIGAN    )
) SS
COUNTY OF WAYNE    )

AFFIDAVIT AS TO CONSIDERATION AND GOOD FAITH.
Donald J. Goshorn, being duly sworn, says: that he is the Vice President and Treasurer of DTE ELECTRIC COMPANY, the Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

/s/Donald J. Goshorn
Name:    Donald J. Goshorn
Title:     Assistant Treasurer
DTE Electric Company

Sworn to before me this 20th day of August, 2013

(Notarial Seal)         /s/Jennifer Evans
Jennifer Evans
Notary Public, Wayne County, MI
Acting in Wayne
My Commission Expires: December 28, 2016

This instrument was drafted by:
Dana Pierre-Louis, Esq.
One Energy Plaza
688 WCB
Detroit, Michigan 48226

When recorded return to:
Jennifer Evans
One Energy Plaza
688 WCB
Detroit, Michigan 48226